UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

GIFTIFY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42206	45-2482974
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Woodfield Road, Suite 510 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 506-9680

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GIFT	The Nasdaq Capital Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2025 annual meeting of stockholders was held virtually on October 17, 2025. At the annual meeting our stockholders: (a) elected three directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and (b) ratified the Board of Directors’ selection of Weinberg & Company, P.A. as our independent registered public accountants to audit our financial statements for the 2025 fiscal year.

There were 30,517,953 shares of our common stock, par value $0.001 per share, outstanding and eligible to vote at the annual meeting as of the close of business on August 25, 2025, the record date for determining stockholders entitled to vote at the meeting. There were 11,018,709 shares of common stock, or 36.11% of the shares of common stock outstanding and entitled to vote at the annual meeting, represented at the meeting either in person or by proxy. The following tables show the votes cast by our stockholders and any abstentions with respect to the matters presented to stockholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a stockholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the stockholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.

Election of Directors

Each of the following nominees were elected as directors by the following vote:

Nominee	Votes For	Votes Withheld
Ketan Thakker	10,972,513	665
Elliot Bohm	10,972,459	665
Kevin Harrington	10,972,536	665
Paul K. Danner	10,971,547	1,665
M. Scot Wingo	10,612,547	665

In addition, there were 12,772,813 broker non-votes with respect to the election of each of the above director nominees.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of Weinberg & Co., P.A. as our independent registered public accountants for the fiscal year ending December 31, 2025, was ratified by the following vote:

Shares Voted
For	11,018,709
Against	24,608
Abstain	289

There were 12,727,876 broker non-votes on this matter.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2025	Giftify, Inc.

	By:	/s/ Ketan Thakker
Ketan Thakker
President and CEO

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